Exhibit 10.2

TENDER

AND

PARTICULARS AND CONDITIONS

OF SALE

relating to Premises at

St. John’s Road and

Military Road

Dublin 8

Vendor:	The Commissioners of Public Works in Ireland and Osprey Property Limited

Vendor’s Solicitors:	David J O’Hagan Chief State Solicitor Osmond House Little Ship Street Dublin 8 Attention : Maria Browne
email:	maria_browne@csso.gov.ie
Telephone No:	01-417 6253
Facsimile No:	01-417 6299

and	Eamonn G. Hall
eircom Solicitor’s Office Leitrim House Upper Stephen’s Street Dublin 8 Attention : Deirdre Fox
email:	foxd@eircom.ie
Telephone No:	00 353 1 701 3918
Facsimile No:	00 353 1 701 3933

Estate Agents:	Jones Lang LaSalle 10/11 Molesworth Street Dublin 2 FAO – Des Lennon
Telephone No:	00353-1-673 1617
Facsimile No:	00353-1-679 5147

A&L Goodbody

Solicitors

IMPORTANT NOTES

A.	THIS ENTIRE DOCUMENT MUST BE RETURNED IN DUPLICATE WITH EACH TENDER.

B.	A BANK DRAFT FOR €2,500,000 PAYABLE TO DAVID J O’HAGAN, CHIEF STATE SOLICITOR AND EAMONN G HALL eircom SOLICITOR MUST BE SUBMITTED WITH THE COMPLETED TENDER.

C.	WHERE THE PARTY MAKING THE TENDER CONSISTS OF MORE THAN ONE PERSON EACH PERSON MUST EXECUTE THE TENDER.

D.	CORPORATE ENTITIES MUST EXECUTE THE TENDER UNDER SEAL AND PROVIDE A CERTIFIED COPY CERTIFICATE OF INCORPORATION AND MEMORANDUM AND ARTICLES.

E.	THE PARTY SUBMITTING THE TENDER MUST ATTACH THE ORIGINAL LETTER FROM AN IRISH BANK REFERRED TO IN CLAUSE 8 OF THE TENDER PROVISIONS. THE SAID LETTER MUST SPECIFICALLY REFER TO THE PARTY NAMED IN THE ATTACHED FORM OF TENDER.

F.	IN ADDITION TO THE INSERTION OF HIS ADDRESS BY THE PARTY SUBMITTING THE TENDER SUCH PARTY MUST ALSO INSERT IN THE FORM OF TENDER THE NAME, ADDRESS AND FAX NUMBER OF A PERSON OR FIRM IN IRELAND WHO SHALL BE AUTHORISED TO ACCEPT DELIVERY OF THE VENDOR’S NOTICE OF ACCEPTANCE OF TENDER.

G.	WHERE THE PURCHASER IS A NON-IRISH PERSON OR COMPANY, THE NAME OF HIS IRISH SOLICITORS MUST BE INSERTED IN CLAUSE 17.5 OF THE TENDER PROVISIONS.

FORM OF TENDER

Re: Premises at St. John’s Road and Military Road, Dublin 8

Full Name of Party         RHATIGAN COMMERCIAL DEVELOPMENTS LTD

Making Tender:

Address in full of Tenderer: Wolfe Tone House, Fr. Griffin Rd., Galway.

Telephone Number    (091) 580 300

Fax Number                (091) 580 888

Name of Solicitor for Tenderer:

Address in Full of Solicitor:

1.	I/we RHATIGAN COMMERCIAL DEVELOPMENTS LTD
of WOLFE TONE HOUSE, FR. ERIFFIN RD., GALWAY.
having examined the several parts of this document annexed hereto hereby offer to buy from the Vendor, subject to the within terms and conditions, the property described in the Particulars for the sum of Seventy nine million Two hundred and sixty three thousand euro (€ 79,263,000) on the terms and conditions contained in this document and

2.	I/we hereby nominate DECLAN CURRAN of MASON HAYES & CURRAN (whose fax number is 6145001 and email addresses dcurran@mhc.ie) as the person or firm in Ireland to whom the Notice of Acceptance of this Tender may be delivered.

3.	I enclose bank draft for €2,500,000 payable to David J O’Hagan, Chief State Solicitor and Eamonn G. Hall eircom Solicitor.

4.	I agree that in the event of this offer being accepted in accordance with the Tender Provisions on or before the day named in the Tender Provisions for this purpose, I will pay the balance of the deposit provided for in the Tender Provisions (of 10% of the amount tendered) within a period of five (5) Working Days of the date of Notice of Acceptance of my Tender and pay the balance of the purchase price and carry out and complete the purchase in accordance with this Form of Tender and the several parts of this document.

5.	IT IS HEREBY AGREED that this offer remains open for acceptance by the Vendor until 5.00pm on the 14th day of June 2005

Dated this 26th day of MAY 2005.

SIGNED by the said

in the presence of:	N/A
Signature

or

PRESENT when the Common
Seal of the said RHATIGAN COMMERCIAL DEVELOPMENTS LIMITED
was affixed hereto:-	/s/ PADRAIC RHATIGAN
Director

Witness: Declan Curran
Address of 6 Fitzwilliam Square
Witness: Dublin 2
/s/ PAULA PHELAN
Secretary
p.p. MHC Corporate Services Limited.

Occupation of Solicitor
Witness:	Secretary

NOTICE OF ACCEPTANCE OF TENDER

The within Tender is hereby accepted by The Commissioners of Public Works in Ireland and Osprey Property Limited

SIGNED for and on behalf of The Commissioners of Public Works in Ireland by (who is duly authorised in that behalf) in the presence of	:	/s/ DAVID BYERS
Signature

Witness:	Mary Murphy

Address of Witness:	51 St Stephens Green, Dublin 2

Occupation of Witness:	Civil Servant

Dated this 27th day of May 2005 SIGNED for and on behalf of Osprey Property Limited by Felix McKenna (having first been duly authorised in that behalf) in the presence of	:	/s/ FELIX MCKENNA
Signature
Managing Director
Osprey Property Ltd.

Witness:	/s/ Deirdre Fox

Address of Witness:	Leitrim House, Upper Stephen’s St., Dublin 8

Occupation of Witness:	Solicitor

1.	TENDER PROVISIONS

1.1.	The Law Society of Ireland’s General Conditions of Sale (2001) (Revised) Edition (herein referred to as the General Conditions) shall:-

1.1.1.	apply to the Sale in so far as same are not altered or varied by these provisions or by the Special Conditions (as hereinafter defined);

1.1.2.	be read and construed without regard to any amendment therein, unless such amendment shall be referred to specifically in this document.

1.2.	These Tender Provisions shall prevail in case of any conflict between them and the General Conditions.

1.3.	The General Conditions shall however be varied as follows:-

1.3.1.	the definitions contained in paragraph 1 shall be amended so that:

(1)	the Documents Schedule, the Searches Schedule and the Special Conditions shall mean the within mentioned Documents Schedule, Searches Schedule and Special Conditions of Sale;

(2)	the Conditions mean both these Tender Provisions and the Special Conditions and also the General Conditions;

(3)	the Memorandum means the Form of Tender attached hereto and the Acceptance thereof;

(4)	the Particulars mean the within mentioned Particulars and Tenure;

(5)	The expression the Vendor shall mean The Commissioners of Public Works in Ireland of 51 St. Stephen’s Green, Dublin 2 (the First Vendor) and Osprey Property Limited having its registered office at Leitrim House, Upper Stephen’s Street, Dublin 8 (the Second Vendor) and the expression the Purchaser shall mean the person or persons whose Form of Tender is accepted by the Vendor.

(6)	A definition of deposit shall be added and same shall mean ten per centum (10%) of the Purchase Price.

but are otherwise hereby confirmed.

1.3.2.	The definitions contained in paragraph 2 shall be amended so that:-

(1)	Closing Date shall mean the 26th day of July 2005;

(2)	Date of Sale means the date of the Notice of Acceptance hereinafter prescribed;

(3)	Stipulated Interest Rate shall be 11% per annum;

(4)	Purchase Price means the purchase price specified in the Form of Tender;

but are otherwise hereby confirmed.

2.

2.1.	These Tender Provisions together with the Particulars, the Documents Schedule, the Searches Schedule, the Special Conditions, the within Form of Tender, the Notice of Acceptance thereof and the General Conditions shall be read and construed as one document.

2.2.	Save where the context otherwise requires or implies or the text hereof expresses to the contrary, the definitions and provisions as to interpretation set forth in any one part of this document shall be applied for the purposes of all other parts of this document.

3.	Every Tender by a Body Corporate shall be executed by having the Company’s seal affixed thereto in accordance with its Articles of Association and a certified copy of the Certificate of Incorporation and Memorandum and Articles of Association of the body corporate entity, evidencing its entitlement to purchase property and its sealing requirement shall also be provided. Any Tender by a Partnership shall be signed by one of the Partners for and on behalf of the Partnership and shall state the names of all Partners and any Tender by an individual or individuals shall be signed by that individual or those individuals and all forms of execution aforesaid shall be witnessed. Any party signing “in trust” or “as agent” warrants that it has the necessary authority from its trustee or principal to sign this Tender on behalf of the trustee or principal.

4.	Every person who shall complete a Form of Tender shall incorporate therein an address in the City of Dublin, Ireland to which an acceptance of his Tender, a refund of his deposit or Notices pursuant to the Conditions as the case may be forwarded.

5.	Any person or body desirous of tendering for the Subject Property shall send the Form of Tender hereto annexed duly completed and executed by hand or by registered post to The Commissioners of Public Works in Ireland, 51 St Stephen’s Green, Dublin 2 (together with all other parts of this document including these provisions in duplicate in a sealed envelope marked on the front with the words Tender – Westgate together with a bank draft for €2,500,000 (drawn on a branch office of one of the Irish Licensed Banks) in favour of David J O’Hagan, Chief State Solicitor and Eamonn G Hall, eircom Solicitor so as to reach The Commissioners of Public Works in Ireland at the above address not later than twelve o’clock noon on Thursday, 26th May 2005.

6.	The Vendor shall procure that the said David J O’Hagan, Chief State Solicitor and Eamonn G Hall, eircom Solicitor shall hold all such bank drafts received by them uncashed until the acceptance of a Tender.

7.	The Vendor shall not be obliged to consider any Tender which is not accompanied by the appropriate bank draft.

8.	Any person or body returning the within Tender shall furnish a letter from an Irish Licensed Bank addressed to the Vendor confirming that such person or body has sufficient funds to complete the purchase. Before accepting any Tender the Vendor shall be entitled to request and obtain from any person who has submitted a Tender, evidence that such person has sufficient funds available to him to complete the purchase in the event of his Tender being accepted. Any enquiry in this regard made by the Vendor shall not in any way be taken to commit the Vendor to accept any such Tender or any Tender.

9.

9.1.	Each Tender is to remain open for acceptance until such time as it has been withdrawn;

9.2.	A Tender may not be withdrawn until after 5pm on the 14th day of June 2005. If not accepted on or before that time it can thereafter be withdrawn by notification in writing to the Vendor’s solicitors;

9.3.	A Tender will be deemed to have been accepted when a Notice of Acceptance has been made or delivered in accordance with clause 10.3 below.

10.

10.1.	Notice of Acceptance will be sent on or before 5pm on the 14th day of June 2005 to the party (if any) whose Tender is accepted which notice shall be sent to the address given in the said party’s Form of Tender or to the person or firm nominated on the Form of Tender for receipt of delivery of the said Notice of Acceptance. Any error in such Notice of Acceptance or the delivery thereof shall not invalidate such Notice of Acceptance or the acceptance of any offer which it purports to accept.

10.2.	Notice of Acceptance may be delivered by ordinary prepaid post, by registered post, by courier or by hand or by telefax or other means of visible electronic reproduction or by any combination of the foregoing provided that there is written confirmation of any such delivery.

10.3.	Any notice shall be deemed to have been made or delivered

10.3.1.	in the case of delivery by hand or by courier or by telefax or other means of visible electronic reproduction at the time such document or communication has been dispatched

10.3.2.	in the case of delivery by post at the time and on the date that the envelope containing the notice was put in the post.

11.	The acceptance of a Tender in the manner stated in clause 10 above shall create a valid and binding Contract on the Purchaser and on the Vendor and the person making the Tender shall be bound to complete the purchase in accordance with the Conditions.

12.	Upon the Tender being accepted as aforesaid, the bank draft accompanying the tender shall become portion of the deposit and shall be cashed and held by the Vendor’s solicitors as stakeholder.

13.	Within five Working Days of the date of the Notice of Acceptance of his Tender, the Purchaser shall deliver to Deirdre Fox, Solicitor at eircom Solicitor’s Office, Leitrim House, Upper Stephen’s Street, Dublin 2, a bank draft (drawn on a branch office of one of the Irish Licensed Banks) payable to the Vendor’s solicitors, David J O’Hagan, Chief State Solicitor and Eamonn G Hall, eircom Solicitor for such additional sum which, together with the sum of €2,500,000 furnished with the Tender and held by the Vendor’s solicitors shall equal 10% of the amount tendered and this shall represent the balance of the deposit and shall also be cashed and held by the Vendor’s solicitors as stakeholders. Time shall be deemed to be of the essence with regard to the payment of the foregoing. In the event of failure by the Purchaser to pay in full the deposit General Condition 31 shall apply.

14.

14.1.	The Vendor shall be at liberty to accept a Tender in respect of the Subject Property but without any obligation to accept any Tender.

14.2.	The Vendor shall not be obliged to consider any Tender for the Subject Property which is directly or indirectly related to or dependent upon or referable to any other Tender for the Subject Property.

14.3.	The Vendor does not undertake and is not bound to accept the highest or any Tender for the Subject Property.

14.4.	The Vendor shall disregard any tender which is not for a cash sum.

14.5.	The Vendor does not undertake to and is not bound to consider or accept a Tender expressed to be made “in trust” or “as agent” without disclosing the principal.

14.6.	Any alterations made to the terms and conditions of the within Tender shall, at the option of the Vendor, render such Tender invalid.

14.7.	Any Tender which when submitted, is expressed to be subject to conditions shall be deemed invalid.

14.8.	The Vendor may disregard any Tender marked “subject to contract” or accompanied by a letter marked “subject to contract” or otherwise similarly qualified.

14.9.	The Vendor may seek clarification or further information from any party submitting a tender or enter into negotiations and / or discussions with any party or parties.

14.10.	The Vendor reserves the right to vary or amend or waive (on a temporary or permanent basis and in whole or in part) these Tender Provisions or the Special Conditions or any other provision of this document.

14.11.	Neither the Vendor nor any of its advisers shall be obliged to answer any queries or questions or make available information which is not contained or otherwise referred to in this document.

14.12.	The Vendor may extend any dates herein up to the date for acceptance of tenders or may discontinue the tender process at any time before acceptance of any tender.

14.13.	A party making a tender shall not have any entitlement to have his tender considered and the Vendor shall not have any liability whatsoever in respect of any failure to open or consider any tender.

14.14.	In no circumstances shall the Vendor be liable for any costs or expenses incurred by any party (whether or not such party submits a tender) in relation to the submission of a tender, any due diligence work or otherwise whatsoever or incur any liability or obligation to any party as a result of the tender process or the submission of a tender save as expressly provided for herein.

15.	In the case of any Tender not accepted and or any Tender withdrawn in accordance with clause 9.2 above the bank draft applicable thereto shall be returned uncashed to the person making such Tender by post to the address nominated in the Form of Tender for service of the Notice of Acceptance endorsed sans recours by the Vendor’s solicitor in favour of the person making the Tender only.

16.	The Purchaser agrees and accepts that no statement, measurement, quantity or description contained in any newspaper or advertisement or given orally or contained in any brochure, letter or other documentation or information of any kind (including any explanatory information or memoranda) issued (or made available) by or on behalf of the Vendor or one of them (whether or not in the course of any representation or negotiations leading to the Sale or the submission of a tender and whether or not issued by any of the Vendor’s property, planning, design or legal advisers) shall constitute a representation inducing the Purchaser to submit the Form of Tender and/or enter into the Sale or any warranty or representation forming part of this Agreement or any other agreement or otherwise binding the Vendor (or either of them) and that any statement, description, quantity or measurement contained in any newspaper, advertisement, brochure, letter or other documentation or information of any kind (including any explanatory information or memoranda) or given orally are for illustration purposes only and are not to be taken as matters of fact and that any mistake, omission, discrepancy, inaccuracy, mis-statement, mis-description or incorrect measurement in any newspaper, advertisement, brochure, letter or other documentation or information of any kind (including any explanatory information or memorandum or given orally (whether or not in the course of any representation or negotiations leading to the submission of the Form of Tender and/or to the Sale) shall not give rise to any cause of action, claim for compensation against the Vendor or its servants, agents, contractors, solicitors, advisers or employees, or any right of rescission under this Agreement or any obligation, liability or commitment on the part of the Vendor (or either of them) (other than as expressly herein contained) whether in relation to the Sale of the Subject Property or the tendering process or otherwise and it is further agreed that this document contains the entire terms and conditions of the agreement between the parties hereto and the Vendor’s obligations in relation to the tendering process and no other terms, conditions or provisions shall be implied or deemed to exist. The Law Society’s General Condition 33 shall be read subject to this condition.

17.

17.1.	This Agreement shall in all respects be governed by and interpreted in accordance with the laws of Ireland.

17.2.	For the benefit of the Vendor, the Purchaser hereby irrevocably agrees that the Courts of Ireland are to have jurisdiction to settle any disputes which may arise out of or in connection with this document and that accordingly any suit, action or proceedings (together in this clause referred to as proceedings) arising out of or in connection with this document may be brought in such courts.

17.3.	The Purchaser irrevocably waives any objection which it may now or hereafter have to the taking of any proceedings in any such court as is referred to in these provisions and any claim that any such proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any proceedings brought in the Courts of Ireland shall be conclusive and binding upon the Purchaser and may be enforced in the Courts of any other jurisdiction.

17.4.	Nothing contained in these provisions shall limit the right of the Vendor to take proceedings against the Purchaser in any other court of competent jurisdiction nor the taking of proceedings in one or more jurisdictions, whether concurrently or not.

17.5.	The Purchaser hereby irrevocably appoints the firm of Mason Hayes & Curran Solicitors of the County/City of Dublin as his/their agent for the receipt of proceedings in connection with this document.

PARTICULARS AND TENURE

ALL THAT AND THOSE the plot of ground situated at St. John’s Road West and Military Road in the Parish of St. James and District of South Central in the City of Dublin shown outlined in red on the attached plan comprising part of the property in Folio 162386F County Dublin HELD in fee simple subject to :-

(a)	the easements, rights, privileges and covenants contained in the eircom Site Transfer (as defined in the Documents Schedule);

(b)	the easements, rights and privileges contained in the Minister for Finance Deed of Easements (as defined in the Documents Schedule);

and with the benefit of the easements, rights and privileges set out in the Fourth Schedule to the eircom Site Transfer.

DOCUMENTS SCHEDULE

1.	Certified copy Folio and Filed Plan 162386F County Dublin.

2.	Certified copy Deed of Transfer dated 12 April 2005 between The Commissioners of Public Works in Ireland of the first part, eircom Limited of the second part, The Commissioners of Public Works in Ireland and eircom Limited of the third part (the eircom Site Transfer).

3.	Deed of Transfer dated 12 April 2005 between eircom Limited of the first part and Osprey Property Limited of the second part (the eircom to Osprey Transfer).

4.	Certified copy Deed of Grant of Easements dated 28th day of April, 2005 between The Commissioners of Public Works in Ireland and Osprey Property Limited of the one part and the Minister for Finance of the other part (the Minister for Finance Deed of Easements).

5.	Agreed form of Development Interface Agreement together with the maps, drawings, specifications and other documentation referred to therein between eircom Limited of the one part and the Purchaser of the other part (the eircom Interface Agreement).

6.	Agreed form Deed of Grant of Temporary Easements and Covenants between eircom Limited of the one part and the Purchaser of the other part (the eircom Deed of Temporary Easements and Covenant).

7.	Agreed form Deed of Grant of Temporary Easements and Covenant between the Purchaser of the one part and the Minister for Finance of the other part (the Minister for Finance Deed of Grant of Temporary Easements and Covenant).

8.	Agreed form Step-In Agreement between the Minister for Finance of the one part and the Purchaser of the other part (the Minister for Finance Step-In Agreement).

9.	Agreed form Heads of Agreement for Cultural Space at Westgate between the Purchaser of the one part and The Commissioners of Public Works in Ireland of the other part.

10.	Memorandum provided by ARUP Consulting Engineers re ESB 38kv substation (dated 18 April 2005).

11.	Map indicating approximate proposed position of temporary ESB substation.

12.	Vodafone Licence dated 11 May 2001 between eircom plc and eircell 2000 plc and copy Notice of Termination dated 21 July 2004 from eircom Limited to Vodafone.

13.	Asbestos Survey Report at St John’s Road dated 22 April 2003.

14.

14.1.	The planning documentation listed in the attached Schedule of Planning Documents;

14.2.	Copy Memorandum of Messrs Anthony Reddy & Associates, dated 28th April 2005, relating to Block 7A;

14.3.	Copy Notification of Decision to Grant Planning Permission, application number 1290/04, Decision Order number P5977 (in relation to the Heustongate Development to the east of Military Road) and drawings numbered 0147\GEN\PA\003\B (dated October 2004) and 0147\GEN\PA\002\B (dated October 2004) prepared by Paul Keogh Architects;

(all herein referred to as the Planning Documents)

15.	Copy letter dated 4 April 2005 from the Revenue Commissioners to KPMG re Stamp Duty and Section 113(e) of the Stamp Duties Consolidation Act 1999 together with copy letter dated 24 March 2005 from KPMG to the Stamps Branch of the Revenue Commissioners.

16.	Pro-forma Family Law Certificate of The Chief State Solicitor.

17.	Requisitions on Title with replies.

SEARCHES SCHEDULE

NONE

SCHEDULE OF PLANNING DOCUMENTS

A.	Planning Application Reference 2656/03

1.	Decision of Dublin City Council dated 18 February 2004;

2.	An Bord Pleanala Decision dated 16 September 2004;

3.	Drawings connected with Planning Application per attached schedules 3.1 (Series Planning) and 3.2 (Additional Information);

4.	Waste Management Strategy prepared by AWN Consulting Limited dated 8 April 2005;

5.	Construction and Demolition Waste Management Strategy prepared by AWN Consulting dated 8 April 2005;

6.	An Bord Pleanala Compliance Submission including :-

(a)	Covering letter dated 16 March 2005;

(b)	Drawings per attached Schedule 3.5 (ABP Compliance); and

(c)	Schedule of Areas.

7.	Environmental Impact Statement relating to :-

(a)	Original Planning Application; and

(b)	Additional Information.

DRAWING REGISTER AND ISSUE RECORDJOB NO.JOB TITLEREV.B/F10-06-0301-155_1.05 Architect/Drawing List3.1 PLANNINGDevelopment Proposal for Site at St. John’sRoad West / Military Road - West13-06-0301-04-0515-04-05 DWG SERIES:3.1 Series PlanningPAGE 1 of 4 DRAWING NO.DRAWING TITLESCALESIZEREVISIONSSHEET NO.01 01-155 3.1-101Site Context Plan1:1000A0✓✓✓ 01-155 3.1-102Existing Site Survey1:500A1✓✓✓✓                                          01-155 3.1-103Site Ground Floor Plan1:500A1✓✓✓ 01-155 3.1-103(1)Site Ground Floor Plan - North1:200A0✓✓✓ 01-155 3.1-103(2)Site Ground Floor Plan - South1:200A0✓✓✓ 01-155 3.1-104Site First Floor Plan1:500A1✓✓✓ 01-155 3.1-104(1)Site First Floor Plan – North1:200A0✓✓✓ 01-155 3.1-104(2)Site First Floor Plan – South1:200A0✓✓✓ 01-155 3.1-105Site Roof Plan1:500A1✓✓✓ 01-155 3.1-105(1)Site Roof Plan – North1:200A0✓✓✓ 01-155 3.1-105(2)Site Roof Plan – South1:200A0✓✓✓ 01-155 3.1-106Site Basement Plan1:500A1✓✓✓ 01-155 3.1-106(1)Site Basement Plan – North1:200A0✓✓✓ 01-155 3.1-106(2)Site Basement Plan – South1:200A0✓✓✓ 01-155 3.1-109Site Location Map1:1000A1✓✓✓✓ 01-155 3.1-201Site Elevation 1 St. Johns Road West Elevation1:5001:200A0 L✓✓✓ 01-155 3.1-201(a)Site Elevation 1 St. Johns Road West Elevation(For information purposes only)1:5001:200A0 L✓✓✓✓ 01-155 3.1-202Site Elevation E2 Site East Elevation1:5001:200A0 L✓✓✓ 01-155 3.1-203Site Elevation 3 Site Wes t Elevation1:5001:200A0 L✓✓✓ 01-155 3.1-204Site Elevation E4 Site South West Elevation1:5001:200A0✓✓✓ 01-155 3.1-205Existing RHK Boundary Wall Elevations1:200A1✓✓✓✓ 01-155 3.1-206Proposed RHK Boundary Wall Elevations1:200A1✓✓✓✓ 01-155 3.1-301Site Section S11:5001:200A0 L✓✓✓ 01-155 3.1-302Site Section S21:5001:200A0 L✓✓✓ 01-155 3.1-303Site Section S31:5001:200A0 L✓✓✓ 01-155 3.1-304Site Section S41:5001:200A0 L✓✓✓ 01-155 3.1-305Site Section S51:5001:200A0 L✓✓✓ 01-155 3.1-306Site Section S61:5001:200A0 L✓✓✓ 01-155 3.1-307Site Section S71:5001:200A0 L✓✓✓ * A0 L denotes Long A0 sheet 01-155 3.1-401Site Plan Existing Buildings to be Demolished1:500A1✓✓✓✓ 01-155 3.1-402Existing Building Garage1:100A1✓✓✓✓ 01-155 3.1-403Existing Buildings : Toilet Block, Canteen & Workshop, P.C.B.1:100A1✓✓✓✓ 01-155 3.1-404Existing Building Store 11:100A1✓✓✓✓ 01-155 3.1-405Existing Building Store 21:100A1✓✓✓✓ 01-155 3.1-406Existing Building Offices Above Store 21:100A1✓✓✓✓ 01-155 3.1-407Existing Building Store 31:100A1✓✓✓✓ 01-155 3.1-408Existing Building Eircell Store1:100A1✓✓✓✓ 01-155 3.1-409Existing Building Logistics Equipment1:100A1✓✓✓✓ 01-155 3.1-410Existing Building Paint Store1:100A1✓✓✓✓ 01-155 3.1-411Existing Building Nissen Hut Store1:100A1✓✓✓✓

ANTHONY REDDY ASSOCIATES

ARCHITECTS
PLANNING CONSULTANTS
URBAN DESIGNERS
PROJECT MANAGERS
INTERIOR DESIGNERS

DARTRY MILLS
DARTRY ROAD, DUBLIN 6
TEL: 01 498 7000
FAX: 01 498 7001
e-mail: info@anthonyreddy.com
web: www.anthonyreddy.com

REGIONAL OFFICE:
41 DEAN STREET, KILKENNY

Fis Consult Ltd. t/a Anthony Reddy Associates
Registered No. 146781

DRAWING REGISTER AND ISSUE RECORD

JOB NO.	01-155_1.05 Architect/Drawing List
JOB TITLE	**3.1 PLANNING**
	Development Proposal for Site at St. John's Road West / Military Road - West

DWG SERIES: 3.1 Series Planning — Page 2 of 4 — **SHEET NO.** 01

DRAWING NO.	DRAWING TITLE	SCALE	SIZE	REV.B/F	10-06-03	13-09-03	01-04-05	15-04-05
01-155 3.1-412	Existing Building Other Buildings	1:100	A1		✓	✓	✓	✓
01-155 3.1-413	Existing Building Ancillary Buildings	1:100	A1		✓	✓	✓	✓
01-155 3.1-1-101	Building 1 Ground Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-1-102	Building 1 First Floor Plan	1:200	A1		✓	✓	✓	✓
01-155 3.1-1-103	Building 1 Roof Plan	1:200	A1		✓	✓	✓	✓
01-155 3.1-1-200	Building 1 North & South Elevations	1:200	A1		✓	✓	✓	
01-155 3.1-1-201	Building 1 West Elevation & East Elevation	1:200	A1		✓	✓	✓	
01-155 3.1-1-300	Building 1 Section A-A & B-B	1:200	A1		✓	✓	✓	
01-155 3.1_2-4_301	Buildings 2-4 Sections	1:200	A0		✓	✓	✓	
01-155 3.1_2-4_201	Buildings 2-4 Elevations	1:200	A0		✓	✓	✓	
01-155 3.1_2-4_101	Buildings 2-4 Ground & 1st Floor Plan	1:200	A0		✓	✓	✓	
01-155 3.1_2-4_102	Buildings 2-4 Second & Third Floor Plan	1:200	A0		✓	✓	✓	✓
01-155 3.1_2-4_103	Buildings 2-4 Fourth & Fifth Floor Plan	1:200	A0		✓	✓	✓	✓
01-155 3.1_2-4_104	Buildings 2-4 Sixth & Seventh Floor Plan	1:200	A0		✓	✓	✓	✓
01-155 3.1_2-4_105	Buildings 2-4 Eight & Ninth Floor Plan	1:200	A0		✓	✓	✓	✓
01-155 3.1_2-4_106	Buildings 2-4 Roof Plan	1:200	A0		✓	✓	✓	✓
01-155 3.1-5A5B-101	Buildings 5A & 5B Ground Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-5A5B-102	Buildings 5A & 5B First Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-5A5B-103	Buildings 5A & 5B Second & Third Floor Plans	1:200	A1		✓	✓	✓	
01-155 3.1-5A5B-104	Buildings 5A & 5B Fourth Floor Plan & Roof Plan	1:200	A1		✓	✓	✓	
01-155 3.1-5A5B-201	Buildings 5A & 5B Elevations	1:200	A0		✓	✓	✓	
01-155 3.1-5A5B-301	Buildings 5A & 5B Sections	1:200	A1		✓	✓	✓	
01-155 3.1-6-101	Building 6 Ground/First Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-6-102	Building 6 Second/Third Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-6-103	Building 6 Fourth/Fifth Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-6-104	Building 6 Sixth Floor/Roof Plan	1:200	A1		✓	✓	✓	
01-155 3.1-6-201	Building 6 North Elevation & East Elevation	1:200	A1		✓	✓	✓	
01-155 3.1-6-202	Building 6 South Elevation & West Elevation	1:200	A1		✓	✓	✓	
01-155 3.1-6-203	Building 6 South East Elevation	1:200	A1		✓	✓	✓	
01-155 3.1-6-301	Building 6 Section A-A/B-B	1:200	A1		✓	✓	✓	
01-155 3.1-7A-101	Building 7A Ground Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-7A-102	Building 7A First & Second Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-7A-103	Building 7A Third & Fourth Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-7A-104	Building 7A Fifth & Sixth Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-7A-105	Building 7A Seventh & Eighth Floor Plan	1:200	A1		✓	✓	✓	
01-155 3.1-7A-106	Building 7A Roof Plan	1:200	A1		✓	✓	✓	
01-155 3.1-7A-201	Building 7A North & South Elevation	1:200	A1		✓	✓	✓	
01-155 3.1-7A-202	Building 7A West & East Elevation	1:200	A1		✓	✓	✓

DRAWING REGISTER AND ISSUE RECORDJOB NO.JOB TITLEREV.B/F10-06-0301-155_1.05 Architect/Drawing List3.1 PLANNINGDevelopment Proposal for Site at St. John’sRoad West / Military Road - West13-06-0301-04-0515-04-05 DWG SERIES:3.1 Series PlanningPAGE 3 of 4 DRAWING NO.DRAWING TITLESCALESIZEREVISIONSSHEET NO.  01 01-155 3.1-7A-301Building 7A Section A-A & B-B1:200A1✓✓✓✓                                          01-155 3.1-7B-101Building 7B Ground Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-102Building 7B Mezzanine Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-103Building 7B First Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-104Building 7B Second Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-105Building 7B Third Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-106Building 7B Fourth Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-107Building 7B Fifth Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-108Building 7B Sixth Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-109Building 7B Penthouse Floor Plan1:200A1✓✓✓ 01-155 3.1-7B-110Building 7B Roof Plan1:200A1✓✓✓ 01-155 3.1-7B-201Building 7B Elevations A, B, C & D1:200A1✓✓✓ 01-155 3.1-7B-301Building 7B Sections A-A,B-B, C-C,D-D1:200A1✓✓✓ 01-155 3.1-8,10-101Buildings 8A, 8B, 10A-CGround Floor Plan1:200A1✓✓✓ 01-155 3.1-8,10-102Buildings 8A, 8B, 10A-CFirst & Second Floor Plan1:200A1✓✓✓ 01-155 3.1-8,10-103Buildings 8A, 8B, 10A-CThird & Fourth Floor Plan1:200A1✓✓✓ 01-155 3.1-8,10-104Buildings 8A, 8B, 10A-CFifth Floor Plan & Roof Plan1:200A1✓✓✓ 01-155 3.1-8,10-201Buildings 8A, 8B, 10A-CAll Elevations1:200A1✓✓✓ 01-155 3.1-8,9,10-301Buildings 8A, 9A, 9C & 10CSections A-A, B-B, C-C & D-D1:200A1✓✓✓ 01-155 3.1-9-101.1Building 9A-F Ground Floor Plan1:200A1✓✓✓ 01-155 3.1-9-101.2Building 9A-F Mezzanine Floor Plan1:200A1✓✓✓ 01-155 3.1-9-102Building 9A-F First Floor Plan1:200A1✓✓✓ 01-155 3.1-9-103Building 9A-F Second Floor Plan1:200A1✓✓✓ 01-155 3.1-9-104Building 9A-F Third Floor Plan1:200A1✓✓✓ 01-155 3.1-9-105Building 9A-F Fourth Floor Plan1:200A1✓✓✓ 01-155 3.1-9-106Building 9A-F Fifth Floor Plan1:200A1✓✓✓ 01-155 3.1-9-107Building 9A-F Sixth Floor Plan1:200A1✓✓✓ 01-155 3.1-9-108Building 9A-F Roof Plan1:200A1✓✓✓ 01-155 3.1-9-201Building 9A-F Elevations1:200A1✓✓✓ 01-155 3.1-9-202Buildings 9A, 9E, 9F Elevations1:200A1✓✓✓

DISTRIBUTION		NUMBER OF COPIES/MEDIA TYPE														
Client	**eircom** - Felix McKenna			1 c.o tpa												
	eircom - Noel Tobin															
	OPW - David Byers / Kevin Connolly			1 c.o tpa												
	OPW - Angela Rolfe															
Property Consultant	William K Nowlan & Assoc – Bill Nowlan															
Quantity Surveyor	Bruceshaw Partnership - Michael Scollard															
Structural Engineer	Arup - Fergus Monaghan / John Flaherty															
Planning Consultant	Tom R. Philips		1													
Architect Historic Buildings Consultant	David Slattery															
Archeologist	Archaeological Project Ltd															
Shadow Consultant	Prof. Dermot O'Connell															
Soils & Hydrology Consultant	URS Dames & Moore – Paul Heaney															
Noise Air Flora Fauna	Air Water Noise (AWN) – Dr Fergal Callaghan															
Military Road Site Architect	Paul Keogh															
Project Supervisor (Design Stage)	McBains Cooper – Kieran McGovern															
Photomontage/Models	Modelworks															
Planning Authority	Dublin City Council		6													
Jones Lang LaSalle	Emma Leonard				✓	A3/ CD										
ISSUED BY:			ara	ara	LN	LN										
PURPOSE: I=Information, P=Planning, B=Building Regulations, T=Tender, C=Construction			P	P	I	I										
NOTES: Media Types: P=Paper, E=Email, C=CD Rom, D=Floppy Disk

DRAWING REGISTER AND ISSUE RECORDJOB NO.JOB TITLEREV. B/F10-12-0301-155_1.05 Architect/Drawing List3.2 Planning Additional InformationDevelopment Proposal for Site at St. John’sRoad West / Military Road - West23-12-0305-01-0430-01-0431-03-0401-04-0515-04-05 DWG SERIES:3.2 Additional InformationPAGE 1 of 4 DRAWING NO.DRAWING TITLESCALESIZEREVISIONSSHEET NO. 01 01-155 3.2-100Site Masterplan Presentation1:500A0✓✓✓✓✓             01-155 3.2-101Site Context Plan1:1000A0✓✓✓✓✓ 01-155 3.2-103Site Ground Floor Plan1:500A1✓✓✓✓✓✓ 01-155 3.2-103(1)Site Ground Floor Plan - North1:200A0✓✓✓✓✓ 01-155 3.2-103(2)Site Ground Floor Plan - South1:200A0✓✓✓✓✓ 01-155 3.2-104Site First Floor Plan1:500A1✓✓✓✓✓✓ 01-155 3.2-104(1)Site First Floor Plan - North1:200A0✓✓✓✓✓ 01-155 3.2-104(2)Site First Floor Plan - South1:200A0✓✓✓✓✓ 01-155 3.2-105Site Roof Plan1:500A1✓✓✓✓✓ 01-155 3.2-105(1)Site Roof Plan - North1:200A0✓✓✓✓✓ 01-155 3.2-105(2)Site Roof Plan - South1:200A0✓✓✓✓✓ 01-155 3.2-106Site Basement Plan1:500A1✓✓✓✓✓✓ 01-155 3.2-106(1)Site Basement Plan - North1:200A0✓✓✓✓✓ 01-155 3.2-106(2)Site Basement Plan - South1:200A0✓✓✓✓✓ 01-155 3.2-108Site Layout Plan1:500A1✓✓✓✓✓ 01-155 3.2-110Site Plan Masterplan1:500A0✓✓✓✓✓ 01-155 3.2-112Open Space Layout Plan1:1000A1✓✓✓✓✓ 01-155 3.2-201Site Elevation 1 St. Johns Road West Elevation1:5001:200A0 L✓✓✓✓✓ 01-155 3.2-202Site Elevation E2 Site East Elevation1:5001:200A0 L✓✓✓✓✓ 01-155 3.2-203Site Elevation 3 Site West Elevation1:5001:200A0 L✓✓✓✓✓ 01-155 3.2-204Site Elevation E4 Site South West Elevation1:5001:200A0✓✓✓✓✓ 01-155 3.2-301Site Section S11:5001:200A0 L✓✓✓✓✓ 01-155 3.2-302Site Section S21:5001:200A0 L✓✓✓✓✓ 01-155 3.2-303Site Section S31:5001:200A0 L✓✓✓✓✓ 01-155 3.2-304Site Section S41:5001:200A0 L✓✓✓✓✓ 01-155 3.2-305Site Section S51:5001:200A0 L✓✓✓✓✓ 01-155 3.2-306Site Section S61:5001:200A0 L✓✓✓✓✓ 01-155 3.2-307Site Section S71:5001:200A0 L✓✓✓✓✓ * A0 L denotes Long A0 sheet

ANTHONY
REDDY
ASSOCIATES

ARCHITECTS
PLANNING CONSULTANTS
URBAN DESIGNERS
PROJECT MANAGERS
INTERIOR DESIGNERS

DARTRY MILLS
DARTRY ROAD, DUBLIN 6
TEL: 01 498 7000
FAX: 01 498 7001
e-mail: info@anthonyreddy.com
web: www.anthonyreddy.com
REGIONAL OFFICE:
41 DEAN STREET, KILKENNY

Fin Consult Ltd. t/a Anthony Reddy Associates Registered No. 146781

DRAWING REGISTER AND ISSUE RECORD

JOB NO.	01-155_1.05 Architect/Drawing List
JOB TITLE	**3.2 Planning Additional Information** Development Proposal for Site at St. John's Road West / Military Road - West

DWG SERIES: 3.2 Additional Information — Page 2 of 4

SHEET NO. 01

DRAWING NO.	DRAWING TITLE	SCALE	SIZE	REV.B/F	10-12-03	23-12-03	05-01-04	30-01-04	31-03-04	01-04-05	15-04-05
01-155 3.2-1-101	Building 1 Ground Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-1-200	Building 1 North & South Elevations	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-1-201	Building 1 West Elevation & East Elevation	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-1-300	Building 1 Section A-A & B-B	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2_2-4_301	Buildings 2-4 Sections	1:200	A0		✓		✓	✓	✓	✓	✓
01-155 3.2_2-4_201	Buildings 2-4 Elevations	1:200	A0		✓		✓	✓	✓	✓	✓
01-155 3.2_2-4_101	Buildings 2-4 Ground & 1st Floor Plan	1:200	A0		✓		✓	✓	✓	✓	✓
01-155 3.2-5A5B-101	Buildings 5A & 5B Ground Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-5A5B-102	Buildings 5A & 5B First Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-5A5B-103	Buildings 5A & 5B Second & Third Floor Plans	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-5A5B-104	Buildings 5A & 5B Fourth Floor Plan & Roof Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-5A5B-201	Buildings 5A & 5B Elevations	1:200	A0		✓		✓	✓		✓	✓
01-155 3.2-5A5B-301	Buildings 5A & 5B Sections	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-101	Building 6 Ground / First Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-102	Building 6 Second / Third Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-103	Building 6 Fourth / Fifth Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-104	Building 6 Sixth Floor/Roof Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-201	Building 6 North Elevation & West Elevation	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-202	Building 6 South East Elevation	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-6-301	Building 6 Section A-A/B-B	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-101	Building 7A Ground Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-102	Building 7A First & Second Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-103	Building 7A Third & Fourth Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-104	Building 7A Fifth & Sixth Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-105	Building 7A Seventh & Eighth Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-106	Building 7A Ninth & Tenth Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-107	Building 7A Mezzanine Floor Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-108	Building 7A Roof Plan	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-200	Building 7A West & East Elevation	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-201	Building 7A North & South Elevation	1:200	A1		✓		✓	✓		✓	✓
01-155 3.2-7A-301	Building 7A Section A-A & B-B	1:200	A1		✓		✓	✓		✓	✓

DRAWING REGISTER AND ISSUE RECORDJOB NO.JOB TITLE01-155_1.05 Architect/Drawing List3.2 Planning Additional InformationDevelopment Proposal for Site at St. John’sRoad West / Military Road - West                         DWG SERIES:3.2 Additional InformationPAGE 3 of 4REV.B/F10-12-0323-12-0305-01-0430-03-0431-03-0401-04-0515-04-05 DRAWING NO.DRAWING TITLESCALESIZEREVISIONSSHEET NO. 01 01-155 3.2-7B-101Building 7B Ground Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-102Building 7B Mezzanine Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-103Building 7B First Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-104Building 7B Second Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-105Building 7B Third Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-106Building 7B Fourth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-107Building 7B Fifth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-108Building 7B Sixth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-109Building 7B Penthouse Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-110Building 7B Roof Plan1:200A1✓✓✓✓✓ 01-155 3.2-7B-201Building 7B Elevations A, B, C & D1:200A1✓✓✓✓✓ 01-155 3.2 -7B-301Building 7B Sections A-A, B-B, C-C, D-D1:200A1✓✓✓✓✓ 01-155 3.2-8,10-101Buildings 8A, 8B, 10A-CGround Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-8,10-102Buildings 8A, 8B, 10A-CFirst & Second Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-8,10-103Buildings 8A, 8B, 10A-CThird & Fourth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-8,10-104Buildings 8A, 8B, 10A-CFifth Floor Plan & Roof Plan1:200A1✓✓✓✓✓ 01-155 3.2-8,10-201Buildings 8A, 8B, 10A-CElevations1:200A1✓✓✓✓✓ 01-155 3.2-8,10-202Buildings 8A, 8B, 10A-CElevations1:200A1✓✓✓✓✓ 01-155 3.2-8,9,10-301Buildings 8A, 9A, 9C & 10CSections A-A, B-B, C-C & D-D1:200A1✓✓✓✓✓ 01-155 3.2-9-101.1Building 9A-F Ground Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-101.2Building 9A-F Mezzanine Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-102Building 9A-F First Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-103Building 9A-F Second Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-104Building 9A-F Third Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-105Building 9A-F Fourth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-106Building 9A-F Fifth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-107Building 9A-F Sixth Floor Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-108Building 9A-F Roof Plan1:200A1✓✓✓✓✓ 01-155 3.2-9-201Building 9A-F Elevations1:200A1✓✓✓✓✓ 01-155 3.2-9-202Buildings 9A, 9E, 9F Elevations1:200A1✓✓✓✓✓ 01-155 3.2-11-101Buildings 11 Plans, section, elevations.1:50A1✓✓✓✓✓

ANTHONY
REDDY
ASSOCIATES

ARCHITECTS
PLANNING CONSULTANTS
URBAN DESIGNERS
PROJECT MANAGERS
INTERIOR DESIGNERS

DARTRY MILLS
DARTRY ROAD, DUBLIN 6

TEL: 01 498 7000
FAX: 01 498 7001
e-mail: info@anthonyreddy.com
web: www.anthonyreddy.com

REGIONAL OFFICE:
41 DEAN STREET, KILKENNY

Fis Consult Ltd. t/a Anthony Reddy Associates
Registered No. 146781

DRAWING REGISTER AND ISSUE RECORD

JOB NO.	01-155_1.05 Architect/Drawing List
JOB TITLE	3.2 Planning Additional Information
	Development Proposal for Site at St. John's Road West / Military Road - West

DWG SERIES: **3.2 Series Additional Information** **PAGE 4 of 4**

DISTRIBUTION		REV.B/F	10-12-03	23-12-03	05-01-04	30-01-0	31-03-04	01-04-05	15-04-05							
		NUMBER OF COPIES/MEDIA TYPE														
Client	***eircom*** - Felix McKenna			1	1											
	eircom - Noel Tobin						1									
	OPW - David Byers / Kevin Connolly			1	1											
	OPW - Angela Rolfe															
Property Consultant	William K Nowlan & Assoc – Bill Nowlan															
Quantity Surveyor	Bruceshaw Partnership - Michael Scollard															
Structural Engineer	Arup - Fergus Monaghan / John Flaherty															
Planning Consultant	Tom R. Philips			1	1	1										
Architect Historic Buildings Consultant	David Slattery															
Archeologist	Archaeological Project Ltd															
Shadow Consultant	Prof. Dermot O'Connell															
Soils & Hydrology Consultant	URS Dames & Moore – Paul Heaney															
Noise Air Flora Fauna	Air Water Noise (AWN) – Dr Fergal Callaghan															
Military Road Site Architect	Paul Keogh															
	VRMA - Jim Rogers															
Project Supervisor (Design Stage)	McBains Cooper – Kieran McGovern															
Photomontage/Models	Modelworks															
	Frank Montgomery Modelmakers															
Planning Authority	Dublin City Council		6													
Roughan & O'Donovan	Seamus Mac Gerailt															
Landscape Consultant	Tiros – Fran Vernon															
Fire Consultant	Michael Slattery Associates															
	Gehl Architects															
Jones Lang LaSalle	Emma Leonard							✓	A3/ CD							
ISSUED BY:			ara	er	ara	ara	rw	LN	LN							
PURPOSE: I=Information, P=Planning, B=Building Regulations, T=Tender, C=Construction			P	I	I	P	P	I	I							

NOTES: Media Types: P=Paper, E=Email, C=CD Rom, D=Floppy Disk

ANTHONY
REDDY
ASSOCIATES
ARCHITECTS
PLANNING CONSULTANTS
URBAN DESIGNERS
PROJECT MANAGERS
INTERIOR DESIGNERS

DARTRY MILLS
DARTRY ROAD, DUBLIN 6
TEL: 01 498 7000
FAX: 01 498 7001
e-mail: info@anthonyreddy.com
web: www.anthonyreddy.com

REGIONAL OFFICE:
41 DEAN STREET, KILKENNY

Fis Consult Ltd. t/a Anthony Reddy Associates Registered No. 146701

DRAWING REGISTER AND ISSUE RECORD

JOB NO.	01-155_1.05 Architect/Drawing List
JOB TITLE	3.5 ABP COMPLIANCE
	Development Proposal for Site at St. John's Road West / Military Road - West

DWG SERIES: 3.5 ABP COMPLIANCE — PAGE 1 of 2 — SHEET NO. 01

DRAWING NO.	DRAWING TITLE	SCALE	SIZE	REV.B/F	18/01/05	27/01/05	02/03/05	14/03/05	22/03/05	24/03/05	01/04/05	11/04/05	15/04/05
01-155 3.5-001	Site Location Plan	1:1000	A1		✓	A	B	B	B	B	B		B
01-155 3.5-002	Site Basement Plan	1:500	A1		✓	A	B	B	B	B	B	B	B
01-155 3.5-002_N	Site Basement Plan (North)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-002_S	Site Basement Plan (South)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-003.0.1	Site Ground Floor Plan (ABP Compliance)	1:500	A1		✓	A	B	B	B	B	B	B	B
01-155 3.5-003.0.1_N	Site Ground Floor Plan (ABP Compliance) (North)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-003.0.1_S	Site Ground Floor Plan (ABP Compliance) (South)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-003.0.2	Site Ground Floor Plan (Phase 1) Option A.	1:500	A1		✓	A	B	B	B	B	B		B
01-155 3.5-003.0.3	Site Ground Floor Plan (Phase 1) Option B.	1:500	A1		✓	A	B	B	B	B	B		B
01-155 3.5-003.2.0	Site Ground Floor Plan with 7A	1:500	A1		✓	A	B	B	B	B	B		B
01-155 3.5-003_L01.00	Site Roof Level Plan	1:500	A1		✓	A	B	B	B	B	B	B	B
01-155 3.5-003_L01.00_N	Site Roof Level Plan (North)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-003_L01.00_S	Site Roof Level Plan (South)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-003_L01.02	Site Roof Level Plan 7A	1:500	A1		✓	A	B	B	B	B	B		B
01-155 3.5-003_L01.03	Site 1st Floor Plan	1:500	A1		✓	A	B	B	B	B	B		B
01-155 3.5-003_L01.03_N	Site 1st Floor Plan (North)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-003_L01.03_S	Site 1st Floor Plan (South)	1:200	A0		✓	A	-	B	B	B	B		B
01-155 3.5-005	Site Setting Out Plan	1:500	A1		✓	A	B	B	B	B	B		B
01-155 3.5_3-4_100	Buildings 3-4 Basement Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_101	Buildings 3-4 Ground Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_102	Buildings 3-4 First Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_103	Buildings 3-4 Second to Fifth Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_104	Buildings 3-4 Sixth Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_105	Buildings 3-4 Seventh Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_106	Buildings 3-4 Eight Floor Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_107	Buildings 3-4 Roof Plan	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_108.1A	Site Phasing Plan Phase 1A	1:1000	A3		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_108.1B	Site Phasing Plan Phase 1B	1:1000	A3		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_108.2	Site Phasing Plan Phase 2	1:1000	A3		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_108.3	Site Phasing Plan Phase 3	1:1000	A3		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_108.4	Site Phasing Plan Phase 4	1:1000	A3		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_109	Site Drainage & Watermain Plan (See Arup's)	1:500	A1		✓								
01-155 3.5_3-4_200	Buildings 3-4 North Elevation	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_201	Buildings 3-4 South Elevation	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_202	Buildings 3-4 East & West Elevations	1:200	A1		✓	✓	A	A	A	A	A		A
01-155 3.5_3-4_300	Buildings 3-4 Section A-A	1:200	A1		✓	✓	A	A	A	A	A		A

DWG SERIES:3.5 Series PlanningPage 2 of 2REV.B/F18/01/0527/01/0502/03/0514/03/0522/03/0524/03/0501/04/0511/04/0515/04/05 DRAWING NO.DRAWING TITLESCALESIZEREVISIONSSHEET NO. 02 01-155 3.5-8,10-101Buildings 8A, 8B, 10A-CGround Floor Plan1:200A1✓✓AAAAAA     01-155 3.5-8,10-102Buildings 8A, 8B, 10A-CFirst & Second Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-8,10-103Buildings 8A, 8B, 10A-CThird & Fourth Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-8,10-104Buildings 8A, 8B, 10A-CFifth Floor Plan & Roof Plan1:200A1✓✓AAAAAA 01-155 3.5-8,10-201Buildings 8A, 8B, 10A-CAll Elevations1:200A1✓✓AAAAAA 01-155 3.5-8,10-202Buildings 8A, 8B, 10A-CElevations1:200A1✓✓AAAAAA 01-155 3.5-8,9,10-301Buildings 8A, 9A, 9C & 10CSections A-A, B-B, C-C & D-D1:200A1✓✓AAAAAA 01-155 3.5-9-101.1Building 9A-E Ground Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-101.2Building 9A Mezzanine Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-102Building 9A-E First Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-103Building 9A-E Second Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-104Building 9A-E Third Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-105Building 9A-E Fourth Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-106Building 9A-E Fifth Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-107Building 9A-E Sixth Floor Plan1:200A1✓✓AAAAAA 01-155 3.5-9-108Building 9A-E Roof Plan1:200A1✓✓AAAAAA 01-155 3.5-9-201Building 9A-E Elevations1:200A1✓✓AAAAAAA 01-155 3.5-9-202Buildings 9A, 9E Elevations1:200A1✓✓AAAAAA DISTRIBUTIONNUMBER OF COPIES/MEDIA TYPE Clienteircom - Felix McKenna1P1P eircom - Noel Tobin OPW - David Byers / Kevin Connolly OPW - Angela Rolfe Property ConsultantWilliam K Nowlan & Assoc – Bill Nowlan Quantity SurveyorBruceshaw Partnership - Michael Scollard Structural EngineerArup - Fergus Monaghan / John Flaherty Planning ConsultantTom R. Philips1P1P10P Architect Historic Buildings ConsultantDavid Slattery ArcheologistArchaeological Project Ltd Shadow ConsultantProf. Dermot O’Connell Soils & Hydrology ConsultantURS Dames & Moore – Paul Heaney Noise Air Flora FaunaAir Water Noise (AWN) – Dr Fergal Callaghan Military Road Site ArchitectPaul Keogh VRMA - Jim Rogers Project Supervisor (Design Stage)McBains Cooper – Kieran McGovern Photomontage/ModelsModelworks Planning AuthorityDublin City Council Property SalesJLL - Des Lennon1P1P1P1PA3/CD Roughan & O’DonovanSeamus Mac Gerailt ARABrian O’Neill1P1P1P ARAFile1P1P1P1P1P ISSUED BY:GSGSGSGSdkGSLNLNLN PURPOSE: I=Information, P=Planning, B=Building Regulations, T=Tender, C=ConstructionIIIPIIIII NOTES: Media Types: P=Paper, E=Email, C=CD Rom, D=Floppy Disk

B.	Planning Application Reference 2218/05

1.	Copy letter of Tom Phillips & Associates (including planning application) together with drawings prepared by Anthony Reddy Associates as listed in the Schedules below;

2.	Copy letter from Tom Phillips Associates to eircom dated 28 April 2005.

REFERENCE / LEGEND / DESCRIPTION	JOB NUMBER	DRAWING NUMBER	REVISION	PREPARED BY / DATE
Cover Letter re Amendment to mixed use scheme (Reg Ref: 2656/03)				Tom Philips & Assoc Planning Consultants. April 2005

Amendment to Buildings Nos. 2,3 and 4, St. Johns Road West/Military Road West – Site Ground Floor Plan	04-129	3.10_103	B	Anthony Reddy Assoc Architects March 2005

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – Site First Floor Plan	04-129	3.10_104	B	Anthony Reddy Assoc Architects March 2005

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – Site Roof Plan March 2005	04-129	3.10_105	B	ects

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – Basement Floor Plan March 2005	04-129	3.1_2+3/4_101	D	Anthony Reddy Assoc Architects

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – Ground & First Floor Plans March 2005	04-129	3.1_2+3/4_101	D	Anthony Reddy Assoc Architects

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – 2nd & 3rd Floor Plan March 2005	04-129	3.1_2+3/4_102	D	Anthony Reddy Assoc Architects

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – 4th & 5th Floor Plan March 2005	04-129	3.1_2+3/4_103	D	Anthony Reddy Assoc Architects

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – 6th & 7th Floor Plan March 2005	04-129	3.1_2-4_104	D	Anthony Reddy Assoc Architects

REFERENCE / LEGEND / DESCRIPTION	JOB NUMBER	DRAWING NUMBER	REVISION	PREPARED BY / DATE

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – 8th Floor & Roof Plan March 2005	04-129	3.1_2+3/4_105	D	Anthony Reddy Assoc Architects

Amendment to Buildings Nos 2, 3 and 4, St. Johns Road West / Military Road West – Site Elevation E1 March 2005	04-129	3.1_201	B	Anthony Reddy Assoc Architects

Amendment to Buildings Nos 2,3 and 4, St. Johns Road West / Military Road West – General arrangement Basement Carpark & Plant March 2005	D3235	S1000	P18	Arup 09/03/05

SPECIAL CONDITIONS

1.	Save where the context otherwise requires or implies or the text hereof expresses to the contrary, the definitions and provisions as to interpretation set forth in the within General Conditions shall be applied for the purposes of these Special Conditions.

2.	The said General Conditions shall :-

2.1.	apply to the sale in so far as the same are not hereby altered or varied, and these Special Conditions shall prevail in case of any conflict between them and the General Conditions

2.2.	be read and construed without regard to any amendment therein, unless such amendment shall be referred to specifically in these Special Conditions.

3.	VAT

(a)	In this Special Condition:

“VAT” means Value Added Tax

“VAT Act” means the Value Added Tax Act, 1972 (as amended) and related VAT regulations

“Interest” has the meaning attributed to an “interest” in Section 4(1)(b) of the VAT Act

“Economic Value” has the meaning attributed to that term in Section 4(3A)(d) of the VAT Act; and

“Assignment”, “Surrender” and “Immovable Goods” have the meanings attributed to those terms by Section 1 of the VAT Act.

(b)	Subject as may be provided in any other sub-clause of this Condition 3, the Purchaser shall pay to the Vendor the amount of any VAT as shall be exigible in relation to the Sale, same to be calculated in accordance with the provisions of the VAT Act and the Purchaser shall pay this amount to the Vendor on the later of the completion of the Sale or where an invoice is required to be issued by the Vendor in accordance with the provisions of the VAT Act on delivery of such invoice to the Purchaser.

(c)	In the case where the Sale is by way of Assignment or Surrender of an interest in Immovable Goods and the Purchaser is a person referred to in one or more of (a), (b) or (c) of Section 4(8) of the VAT Act, which status the Purchaser hereby warrants to the Vendor, the provisions of Special Condition 3(b) shall not apply and the following provisions of this Special Condition 3(c) shall apply :-

(i)	The Purchaser shall account for any VAT arising in relation to the Assignment or Surrender to the Revenue Commissioners in accordance with Section 4(8) of the VAT Act. The Purchaser shall indemnify and keep indemnified the Vendor against any loss, cost or liability which arises from the Purchaser failing to account for VAT in accordance with this obligation.

(ii)	The Vendor and Purchaser hereby agree that the VAT valuation of the Interest the subject of the Sale, being the amount on which VAT shall be accounted for to the Revenue Commissioners by the Purchaser in accordance with Section 4(8), shall not be less than the Economic Value of that Interest. The Vendor shall prior to the Date of Sale make available to the Purchaser such information as shall reasonably be requested by the Purchaser for the purposes of determining the Economic Value of the Interest the subject of the Sale. The Purchaser shall indemnify and keep effectually indemnified the Vendor against any loss, costs or liability (including the amount of any repayments of VAT which the Vendor is required to make to the Revenue Commissioners in respect of VAT previously recovered or reclaimed by the Vendor) which arises from the Purchaser seeking to attribute an amount less than the Economic Value to the VAT valuation of the Interest being disposed of by virtue of the Sale.

(d)

If the Sale is by way of the grant of a lease and Section 4A of the VAT Act could apply thereto, the Vendor shall as a condition of completion of the Sale process to a decision of the Revenue Commissioners an application to have the provisions of that Section applied to the Sale provided that the Purchaser shall have furnished a VAT Form 4A (completed with lessee’s details and signed by the Purchaser) on or before the Date of Sale or such later date as the Vendor may expressly agree in writing. The provisions of this Special Condition 3(d) shall be of no further effect if the Purchaser shall fail to furnish the VAT Form 4A at the time and in the manner aforesaid. The Purchaser hereby warrants that any information provided for the purposes of making an application under Section 4A of the VAT Act shall be true and accurate. Where authorisation is granted by the Revenue Commissioners under that Section for the purpose of the Sale the Purchaser shall not be required to pay to the Vendor the amount of VAT exigible in relation to the Sale and the Vendor shall deliver to the Purchaser an invoice prepared in accordance with Section 17 and Section 4A(4) of the VAT Act. Where authorisation is refused by the Revenue Commissioners for the purpose of the Sale the provisions of Special Condition 3(b) shall apply without further reference to this Special Condition 3(d).

4.	Title and Registration

4.1.	The title of the property shall consist of a certified copy of Folio and Filed Plan 162386F County Dublin showing eircom Limited (in this Contract referred to as eircom) and The Commissioners of Public Works in Ireland (in this Contract referred to as the First Vendor) as registered owners together with the original Deed of Transfer dated 12 April 2005 between eircom and Osprey Property Limited (hereinafter referred to as the Second Vendor) (which Transfer is referred to as the eircom to Osprey Transfer).

4.2.	The eircom to Osprey Transfer has not yet been stamped but the Second Vendor confirms that it is entitled to exemption from stamp duty on the such transfer pursuant to Section 79 of the Stamp Duties Consolidation Act 1999 and that it will lodge the eircom to Osprey Transfer for such stamping and endeavour to complete the stamping as soon as possible. If the eircom to Osprey Transfer has not been stamped by the closing date or any subsequent date, the non-stamping of the said Deed shall not in any way affect or delay completion and on completion the Purchaser shall accept the Second Vendor’s undertaking to procure the completion of the stamping of the eircom to Osprey Transfer and to furnish the original to the Purchaser as soon as possible thereafter, eircom will provide a certificate that the eircom Site Transfer was executed prior to the eircom to Osprey Transfer.

4.3.	The Vendor shall not be required to procure the registration of the Second Vendor as registered owner of the subject property or to lodge the eircom to Osprey Transfer in the Land Registry but the Vendor may (at its discretion) do so. The non-registration of the Second Vendor shall not in any way affect or delay completion and the Second Vendor shall execute the Deed of Assurance to the Purchaser as the party entitled to be registered as owner. The Second Vendor shall provide an undertaking to deal with any Land Registry queries relating to the registration of the Second Vendor’s title (including mapping queries).

4.4.	The eircom Site Transfer is held in escrow and has not at the date of this Contract been delivered. The Vendors will procure that it is delivered prior to completion of the sale and will, on completion, provide a letter from the First Vendor and eircom confirming that the said Deed has been delivered. The Purchaser accepts that the delivery in escrow of the eircom Site Transfer is retrospective to the 12 April 2005. The Purchaser accepts the said Deed as exempt from stamp duty pursuant to section 113(e) of the Stamp Duties Consolidation Act 1999 and shall not raise any objection, requisition or enquiry regarding the non-stamping of the said Deed and shall not require same to be stamped exempt or adjudicated. The Purchaser shall not raise objection, requisition or enquiry regarding the non-registration of the eircom Site Transfer and non-stamping or non-registration of same shall not in any way affect or delay completion of the sale.

4.5.

The Purchaser shall on completion provide to the Vendor a Land Registry Assent to the registration of the easements, rights and privileges affecting the subject property pursuant to the eircom Site Transfer as a burden on the Folio in respect of the subject property and directing the Land Registry to register same as the burden with first priority on Part Three of the said Folio. The Purchaser shall procure that a certified copy of the said eircom Site Transfer will be lodged with the application for registration of the purchaser’s title to the subject property (and the Second Vendor shall procure that the original of the eircom site transfer is lodged in the Land Registry and provide the dealing number to the Purchaser) and that the easements, rights and privileges affecting the subject property therein are registered as the burden with first priority on the Folio in respect of the subject property. The Purchaser shall provide any assistance which eircom shall require for the purpose of having the easements, rights and privileges affecting the subject property pursuant to the eircom Site Transfer registered as a burden on the subject property. The Vendor shall procure an undertaking to the Purchaser from eircom to register the easements, rights and privileges in favour of the subject property affecting the eircom Site and the Plot (as referred to in Special Condition 5) as a burden on the Folio to be opened in respect of the eircom Site and the Plot and as the burden with first priority thereon and to complete the registration of eircom’s title to the eircom Site and Plot as soon as reasonably possible.

4.6.	The Purchaser shall lodge counterparts of the eircom Deed of Temporary Easements and Covenant, and the Minister for Finance Deed of Temporary Easements and Covenant and a certified copy of the Minister for Finance Deed of Easements with the Purchaser’s application for registration of the title to the subject property and procure that same are registered as burdens in second, third and fourth priority on the folio in respect of the subject property and procure the registration of the inhibition referred to in Clause 7 of the eircom Deed of Temporary Easements and Covenant and the inhibition referred to in Clause 7 of the Minister for Finance Deed of Temporary Easements and Covenant. The Vendor shall procure that the originals of the said eircom Deed of Temporary Easements and Covenant, the Minister for Finance Deed of Temporary Easements and Covenant, the eircom Interface Agreement, the Minister for Finance Step-In Agreement and the Minister for Finance Deed of Easements are lodged in the Land Registry as soon as possible and the relevant dealing numbers provided to the Purchaser and that any Land Registry queries relating to same are satisfied as soon as possible. The Purchaser shall upon closing furnish letters addressed respectively to eircom and to the Minister for Finance undertaking to register the said Deeds respectively in the said priorities and to deal with any Land Registry queries which may arise on the registration of the said deeds and a letter to the Land Registry directing the Land Registry to register the aforementioned Deeds in the aforementioned priority order on the Folio in respect of the subject property. The Purchaser shall also procure a letter addressed to eircom, the Minister for Finance and the Land Registry from any bank or other entity taking a charge or encumbrance on the subject property consenting to the registration in priority to any such charge or encumbrance of the burdens mentioned in Clause 4.5 and this Clause 4.6. In the event that the Land Registry do not register an inhibition as provided for in Clause 7 of the eircom Deed of Grant of Temporary Easements and Covenant and Clause 7 of the Minister for Finance Deed of Temporary Easements and Covenant the Purchaser shall procure the registration of a caution or failing that a burden on the Folio in as close terms as possible to the inhibition provided for in the said clauses.

4.7.	The Vendor shall not be required to furnish any evidence of identity of the subject property beyond what is contained in the documents of title referred to in the Documents Schedule and it shall be a matter for the Purchaser to establish the extent, location, area and boundaries of the subject property and General Condition 14 is amended accordingly. For the avoidance of any doubt, the wall along the southern and western sides of the subject property is not included in the subject property.

4.8.	The Non-Title Information Sheet of the Law Society Standard Conditions of Sale has not been completed and all reference to same in the General Conditions are hereby deleted.

4.9.	The Purchaser has been provided with a copy of the letter of 4 April 2005 from the Revenue Commissioners regarding stamp duty. This is provided for information purposes and it will be a matter for the Purchaser to satisfy itself regarding the stamp duty payable on the assurance of the subject property.

4.10.	The First Vendor’s Solicitor shall furnish on closing Solicitor’s Certificate in the form of the Pro-forma Certificate referred to in the Documents Schedule on behalf of the First Vendor for the purposes of the Family Home Protection Act 1976, the Family Law Act 1981, the Judicial Separation and Family Law Reform Act 1989, the Family Law Act 1995 and the Family Law (Divorce) Act 1996, and the Purchaser shall not require the production of a Statutory Declaration by the First Vendor in relation to the said Acts.

4.11.	The Purchaser shall not require a letter that the roads and services abutting the subject property are in charge and accepts that same have long since been taken in charge.

5.	Plot Adjoining eircom Site

5.1.

eircom is the owner of the area transferred pursuant to the eircom Site Transfer documents (hereinafter referred to as the eircom site) and has applied for a Grant of Planning Permission under Planning Reference No. 2218/05 for alterations to the proposed development of the eircom site (some drawings for which planning application are included in the Planning Documents) which alterations consist, inter alia, of an extension to the western end of the buildings on the eircom Site and the consequential relocation of a pedestrian access route to the area shown hatched blue on the Plan attached hereto (which hatched area is hereinafter referred to as the Plot) and which alterations are hereinafter referred to as the Desired Development.

5.2.	The Purchaser hereby agrees with Osprey Property Limited (acting in trust for eircom) that in the event that eircom obtains a final grant of Planning Permission pursuant to said application (or any other planning application) for the Desired Development and that the said planning permission is satisfactory to eircom that, subject as hereinafter provided, the Purchaser will sell to eircom and eircom will purchase the Plot for the price which is 1.208% (being the percentage which is equal to the area of the Plot as a proportion of the area of the subject property) of the Purchase Price under this Contract, such amount being hereinafter referred to as the Plot Price (provided that such planning permission has not been subject to a judicial review which is not satisfactory to eircom). The sale of the Plot shall be completed on the later of the date of the completion of the sale of the subject property or 30 days after the date of the issue of a final grant of Planning Permission for the Desired Works which is satisfactory to eircom (or in the event of there being a Judicial Review application in respect of any grant or decision to grant of Planning Permission the date on which such Judicial Review Application is determined in a manner satisfactory to eircom). In the event of eircom not receiving a satisfactory planning permission within 2 years of the date of this Contract, this provision shall lapse and be of no further effect.

5.3.	The Purchaser shall provide good and marketable freehold absolute title free from encumbrances to the Plot and releases of any charges, burdens or encumbrances affecting same and the General Conditions of Sale shall apply to the disposal of the Plot (but excluding any liability of the Purchaser to the Vendor in respect of any matter which occurred prior to Closing Date under this Contract for Sale) and the Deed of Assurance of the Plot shall include the grant by the Purchaser of the easements, rights and privileges in the Third Schedule to the Deed of Assurance dated the 12th day of April 2005 between The Commissioners of Public Works in Ireland of the first part, eircom of the second part and The Commissioners of Public Works in Ireland and eircom of the third part (the eircom Deed of Assurance) for the benefit of the Plot and the exception and reservation by the Purchaser (for the benefit of the subject property (excluding the Plot)) of the easements, rights and privileges set out in the Fourth Schedule to the eircom Deed of Assurance. It is agreed that the sale of the Plot may be completed by a deed of sub-sale whereby the Vendors transfer the Plot to eircom at the direction of the Purchaser.

5.4.	The Purchaser hereby assents to the registration of an inhibition by eircom in respect of the Plot prohibiting any dealing with the Plot (other than a transfer in favour of eircom) within 2 years of the date hereof and will assist in procuring the completion of such registration.

6.	Documents to be executed or provided by Purchaser and Deed of Assurance to Purchaser

6.1.	It is a condition of this Contract that the Purchaser (or the party taking title to the subject property if same is not the Purchaser) shall contemporaneously with the completion of the sale execute the following documents :-

(a)	the eircom Interface Agreement

(b)	the Minister for Finance Step-In Agreement

(c)	eircom Deed of Temporary Easements and Covenant

(d)	the Minister for Finance Deed of Temporary Easements and Covenant

(e)	the Heads of Agreement for cultural space at Westgate and

the Deed of Assurance of the subject property to the Purchaser shall record that the Purchaser purchase the subject property subject to and with the benefit of the covenants, conditions and provisions of the eircom Site Transfer and the Minister for Finance Grant of Easements and the Deeds listed at (c) and (d).

6.2.	The Purchaser shall on completion furnish :-

6.2.1.	the Bank Guarantee in accordance with the provisions of the eircom Interface Agreement and the Minister for Finance Step-In Agreement duly executed by the person providing such Bond under seal; and

6.2.2.	(if required by the Vendors) the parent company guarantee provided for in the eircom Interface Agreement and the Minister for Finance Step-In Agreement duly executed by the parent company providing the guarantee and with a certified copy of the Certificate of Incorporation and Memorandum and Articles of Association of the parent company and such other evidence as the Vendor shall require as to the capacity and due authorisation of the parent company to provide and execute and the said guarantee.

6.3.	The Vendor shall provide engrossments of all of the documentation referred to in Clause 6.1 in duplicate to the Purchaser prior to completion date and the Purchaser shall return same to the Vendor’s solicitor not less than three working days prior to the closing date (after which they will be held in escrow by the Vendor’s solicitor until completion) to facilitate execution thereof by the Vendors in advance of completion.

6.4.	The Deed of Assurance to the Purchaser shall include an easement in favour of the First Vendor allowing access to the existing wall along the southern and western sides of the subject property for repair and maintenance purposes.

7.	Payment of Purchase Price, Completion and Interest

7.1.	The Purchase Price shall be paid as 47.65% therefore to the First Vendor, The Commissioners of Public Works in Ireland and as to 52.35% to the Second Vendor, Osprey Property Limited. The Purchaser shall pay the purchase monies by way of bank drafts or into such bank account or accounts (including by electronic transfer) as the Vendor shall specify and shall provide separate payments to each of the vendor parties.

7.2.	General Condition 25(c ) is hereby deleted. For the avoidance of doubt, the Vendors shall not be obliged to complete the sale unless or until it has received all monies payable pursuant to this contract (including without prejudice to generally the foregoing all interest due to the Vendor) provided always that the Vendor shall be entitled to complete the sale without prejudice to the right of the Vendor to pursue such interest. In the event of the Vendor being entitled to any interest pursuant to this contract and such interest not being paid at completion, unless otherwise specifically agreed in writing for the purposes of this Special Condition and referring to this Special Condition, the Vendor shall be deemed to have completed this sale without prejudice to its entitlement to such interest and its right to pursue recovery of same after completion.

7.3.	On the date of actual completion of same the Purchaser shall complete the sale at such time as to enable the Vendor to receive value for the balance of the purchase monies under this contract on that day. If not so completed, for the purpose of calculating interest the sale shall be deemed to be completed on the day following the date of actual completion.

8.	Matters affecting the Subject Property

8.1.	The Purchaser purchases with the knowledge of the Vodafone mast and associated telecommunications equipment which is located on the subject property pursuant to the provisions of the Licence Agreement dated 11 May 2001 between eircom of the one part and eircell 2000 plc of the other part. eircom has served notice of termination of the said licence (and has not received any objection or challenge from Vodafone). It will be a matter for the Purchaser to procure vacant possession of the property the subject of that Licence. The Purchaser shall not raise any objection, requisition or enquiry or require any further information in respect of said Licence. The occupation of the property the subject of the said Licence (whether or not the date for vacating the property has expired) nor the existence of the Licence shall not in any way affect or delay completion of the sale.

8.2.

The Purchaser purchases the subject property with notice of the fact that eircom has a telecommunications cabinet (hereinafter referred to as the Telecommunications Cabinet) on a portion of the subject property (the Telecommunications Area). If the said Telecommunications Cabinet has not been removed by the date of completion of the sale, the Purchaser shall grant to eircom a Licence for a period of three months from the date of completion of the sale for the exclusive use and occupation of the Telecommunications Area and the right to maintain thereon and to repair, maintain, replace, renew and upgrade the said Telecommunications Cabinet and the right in common with any other persons having the like right from time to time for eircom, its servants, agents, licences and invitees to pass, repass to and from the Telecommunications Area with or without vehicles and the free and uninterrupted passage of electricity and telecommunications signals of all kinds through any conducting media serving the Telecommunications Area and Telecommunications Equipment thereon.

8.3.	The Purchaser purchases the subject property with notice of the fact that the ESB will relocate the sub-station located on the eircom property to the subject property to the approximate location of which is as shown on the map referred to in the Documents Schedule. If this relocation has not taken place prior to the completion of the sale, the Purchaser shall facilitate same when required by the ESB and grant to the ESB such rights as they require for such sub-station. In the event that relocation has taken place prior to completion, the Purchaser acquires the subject property subject to such sub-station and such rights as the Vendors may have granted or agreed to grant to the ESB. Nothing in relation to the said ESB sub-station shall affect or delay completion.

8.4.	The Purchaser purchases with knowledge of the memorandum prepared by ARUP Consulting Engineers regarding the ESB 38kv substation and this memorandum is provided for information purposes only and the Vendor’s provide no warranties or representations regarding same or the content thereof. It is a matter for the Purchaser itself to establish the requirements for electricity and make all necessary arrangements with the Electricity Supply Board and no objections, requisitions or enquiries shall be raised regarding this matter and the Vendors nor eircom shall have no further obligations in respect of the matter.

8.5.	The estimated capacity of the telecommunications trenches designed for the subject property is 24 x 100 mm diameter ducts. The Purchaser agrees that eircom shall be granted the exclusive use of 10 x 100 mm diameter telecommunications service ducts in all telecommunications trenches in the subject property at basement or podium level and all necessary rights to use and access such ducts.

8.6.	The Purchaser acquires the subject property with express knowledge that the buildings thereon contain asbestos and without prejudice to the generality of the foregoing the contents of the Asbestos Survey Report referred to in the Documents Schedule. The Purchaser acknowledges the Vendor has no duty or obligation to disclose such matters to the Purchaser and that the disclosure thereof does not impose or imply and obligations on the Vendor and that the report is furnished without any representations or warranty or liability on the part of the Vendor, eircom or any other party, in respect of the content thereof, or any thing omitted therefrom, or the accuracy or completeness thereof or otherwise. The Purchaser shall not raise any objection, requisition or enquiry or be entitled to any compensation or deduction from the purchase price or otherwise as a result of any asbestos on or in the subject property or anything arising therefrom or from the demolition, destruction or any works to any such buildings. The Purchaser agrees and acknowledges that the Vendor has no responsibility in respect of or in relation to asbestos and it should be a matter for the Purchaser to procure the removal of any such asbestos (save as provided for in the eircom Deed of Temporary Easements and Covenant).

8.7.	The Purchaser purchases with the knowledge that the wall adjoining the Royal Hospital Kilmainham (which wall does not form part of the subject property) is a protected structure.

9.	Planning and Environmental

9.1.	General Condition 36 is hereby deleted and the Vendor provides no warranty or representation whatsoever, nor enters into any commitment or obligation in respect of the Planning Acts (which, for the purposes of this clause means Local Government & Planning Developments Act 1963-1999, the Planning and Development Acts 2000 to 2002, the Local Government (Sanitary Services) Acts 1878 to 1964, the Building Control Act 1990, the Fire Services Act 1981, the Safety and Welfare at Work Act 1989 and other statutory provision or law whatsoever including common law and law of European Communities relating to the development, use of carrying out of works to property or any standards in relation thereto). The Purchaser confirms that it has satisfied itself in respect of all matters relating to the Planning Acts prior to the date of this contract and the extent of the compliance with the Planning Acts. The Purchaser shall not raise any objection, requisition or enquiry in relation to the Planning Acts. Without prejudice to the provisions of General Condition 35, the Purchaser purchases with full knowledge of all of the Planning Documents listed in the Documents Schedule.

9.2.	Neither the Vendor nor eircom provide any representation or warranty whatsoever in respect of the content of the Planning Documents or anything contained therein or omitted therefrom or the accuracy or completeness thereof or that same represent all plans, drawings or information in respect of the subject property.

9.3.	The Purchaser acquires the property with knowledge of the fact that eircom has lodged a planning application for development, inter alia, of the eircom Site under Planning Reference 2218/05 and that the said planning application includes alterations to and in the vicinity of the building to the west of the eircom site known as Block 2. It is a matter for the Purchaser to satisfy itself as to the extent to which the said planning application and any resulting planning permission affects or may affect the subject property and the Purchaser shall raise no objection requisition or enquiry regarding same. The Purchaser agrees that it shall not make any observation or objection or appeal or seek a judicial review or otherwise challenge the said planning application or any substitute planning application or procure that any other person does so or assist any other person in making any such observation, objection, appeal, judicial review or challenge thereto (save for an appeal in respect of any condition imposed in a decision to grant planning permission which would affect any part of the subject property other than the parts thereof in respect of which alterations were included in the said planning application.

9.4.	The Purchaser acknowledges that the Vendors have made a planning compliance submission in respect of Planning Permission Register Reference No. 2656/03 and that eircom will in due course be making a compliance submission in respect of the planning application lodged under register reference 2218/05 or any substituted planning application. The Purchaser acknowledges and agrees that the Vendor and eircom respectively shall be entitled (both prior to and subsequent to the completion of the sale) to pursue the agreement of the said compliance submissions and submit further submissions and enter into negotiations and discussions with the Local Authority regarding same (to the extent that eircom consider necessary to agree a compliance submission in respect of the eircom site and any other areas which are relevant to the eircom site including the Public Realm Works (as defined in the eircom Interface Agreement)) and to make agreements with the Local Authority in respect of any matters requiring agreements under the terms of the said planning permissions (including relating to the subject property) after consultation with the Purchaser where any such submissions made after the Date of Sale could affect the subject property. The Purchaser shall if required provide a letter to Dublin City Council confirming that eircom and / or the Vendor are so entitled. The Vendor shall advise the Purchaser as soon as is reasonably possible of any matters which are agreed with the planning authority.

9.5.	The Purchaser acquires the property with knowledge of the planning application and Decision to Grant Permission (currently under appeal) in respect of the premises on the East side of Military Road (Heustongate) under planning reference 1290/04, and acknowledges the fact that access to the basement of Heustongate will be through the subject property and the waste management facilities for same will be located on the subject property. It is a matter for the Purchaser to satisfy itself as to the extent to which the said planning application and any resulting planning permission affects or may affect the subject property and the Purchaser shall raise no objection, requisition or enquiry regarding same. The First Vendor confirms that the only part of the subject property included in the planning application for Heustongate is the area at basement and ground level shown outlined in red on the Plans referred to at 14.3 in the Documents Schedule and that this area was included only for the purpose of indicating the means of access to the Heustongate development and that neither the application nor the Decision to Grant Permission involves any changes to the design of the subject property from the development permitted under the Decision of An Bord Pleanala under planning application Reference 3656/03 and the appeals lodged against the Decision to Grant do not affect any part of the subject property.

9.6.	No representation or warranty whatsoever is given or shall be deemed to be given by the Vendor in relation to compliance with any law relating to the environment whether under Irish law, European community law or any common or customary law or legislation and/or any order, rule, regulation, directive, statutory instrument, bye law or legislative measure thereunder and the Purchaser acknowledges that it is satisfied with itself in respect of all such matters prior to the execution of this Contract for Sale and shall not raise any objection, requisition or enquiry in respect thereof.

10.	Items in or on the subject property at Closing

Any and all items remaining on the property or in the buildings on the subject property on the closing will be included in the sale and General Condition 21 is hereby amended.

11.	Representations and Entire Contract

The Purchaser agrees and accepts that no statement, measurement, quantity or description contained in any newspaper or advertisement or given orally or contained in any brochure, letter or other documentation or information of any kind (including any explanatory information or memoranda) issued or made available by or on behalf of the Vendor or one of them or eircom (whether or not in the course of any representation or negotiations leading to the Sale or the submission of a tender and whether or not issued by any of the Vendor’s or eircom’s property, planning, design or legal advisers) shall constitute a representation inducing the Purchaser to submit the Form of Tender and/or enter into the Sale or any warranty or representation forming part of this Agreement or any other agreement or otherwise binding the Vendor or one of them or eircom and that any statement, description, quantity or measurement contained in any newspaper, advertisement, brochure, letter or other documentation or information of any kind (including any explanatory information or memoranda) or given orally are for illustration purposes only and are not to be taken as matters of fact and that any mistake, omission, discrepancy, inaccuracy, mis-statement, mis-description or incorrect measurement in any newspaper, advertisement, brochure, letter or other documentation or information of any kind (including any explanatory information or memorandum or given orally (whether or not in the course of any representation or negotiations leading to the submission of the Form of Tender and/or to the Sale) shall not give rise to any cause of action, claim for compensation against the Vendor or one of them or eircom or its or their servants, agents, contractors solicitors, advisers or employees, or any right of rescission under this Agreement or any obligation, liability or commitment on the part of the Vendor (or any one of them or eircom) (other than as expressly herein contained) whether in relation to the Sale of the subject property or the tendering process or otherwise and it is further agreed that this document contains the entire terms and conditions of the agreement between the parties hereto and no other terms, conditions or provisions shall be implied or deemed to exist. The Law Society’s General Condition 33 shall be read subject to this condition.

12.	Requisitions on Title

The Objections and Requisitions on Title together with Replies thereon referred to in the Documents Schedule shall be deemed to constitute the Purchaser’s Requisitions on Title and the Vendor’s Replies thereto for the purposes of General Condition 17. The Purchaser shall raise no further Objections and Requisitions or enquiry (save that the Purchaser shall be entitled to raise the Purchaser’s list of closing requirements (consistent with the provisions of this contract and the replies to Requisitions on Title)) and confirms that (save as aforesaid) it is satisfied with the replies to the said Objections and Requisitions on Title as set out therein subject to the explanation or discharge by the Vendor of any acts on the Purchaser’s closing searches against the title which the Vendor has contracted to furnish in accordance with this Contract for Sale.

13.	Alienation

The Purchaser shall not be entitled to assign, novate, sub-sell or otherwise dispose of its or their interest under this Contract for Sale (save to a related person as hereinafter defined or a security assignment by the Purchaser or a related person of any rights under this Agreement in connection with the financing of the subject property) without the prior written consent of the Vendor and the Vendor shall only be required to execute a Deeds or Deeds of Assurance of the subject property in favour of the Purchaser or a related person (being any company which is a subsidiary or holding company of the Purchaser or which is owned by substantially the same persons as the Purchaser or the Purchaser’s family or any consortium, co-ownership group, partnership or other group which the Purchaser was representing at the time of entering into this Contract or any family members of the Purchaser or any nominee company holding in trust for any of the foregoing).

14.	Clause Headings

Clause headings are inserted for convenience only and shall not affect the construction of this document.